Exhibit 32.1

CERTIFICATION OF THE COMPANY’S PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zeta Acquisition Corp. II (the “Company”) on Form 10-Q for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Pappajohn, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Pappajohn
John Pappajohn (Principal Executive Officer) August 15, 2016